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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 27, 2001





                            LEHMAN ABS CORPORATION
                            ----------------------
            (Exact name of registrant as specified in its charter)


          Delaware                 333-32105                  13-3447441
----------------------------       ----------------           ----------------
(State or Other Jurisdiction      (Commission                (I.R.S. Employer
     of Incorporation)            File Number)             Identification No.)



3 World Financial Center
  New York, New York                                               10285
----------------------                                           ----------
  (Address of Principal                                          (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)      526-7000
                                                   ----- --------------
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Item 5.  Other Events
---------------------

Incorporation of Certain Documents by Reference
-----------------------------------------------

         Pursuant to Rule 411 of Regulation C under the Securities Act of 1933, concurrently with the filing of this Current Report on Form 8-K, Lehman ABS Corporation (the "Company") is filing opinions re legality and tax matters
(the "Opinions") and consents (the "Consents") of Brown & Wood LLP with the Securities and Exchange Commission (the "Commission") relating to the
Company's registration statement (No. 333-32105) as previously filed on Form S-3. The Opinions and the Consents are attached hereto as Exhibits 5.1 and 8.1.

Item 7.  Financial Statements, Pro Forma Financial
--------------------------------------------------

Information and Exhibits.
-------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         5.1    Opinion of Brown & Wood LLP

         8.1    Opinion of Brown & Wood LLP

         23.1   Consents of Brown & Wood LLP (contained in Exhibits 5.1
                and 8.1)

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         LEHMAN ABS CORPORATION


                                         By: /s/ Rene Canezin
                                             -----------------------------
                                             Name:   Rene Canezin
                                             Title:  Senior Vice President



Dated:  March 27, 2001


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Exhibit Index
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Exhibit                        Description                          Page(s)
-------                        -----------                          -------

5.1                            Opinion of Brown & Wood LLP              6

8.1                            Opinion of Brown & Wood LLP              8

23.1                           Consents of Brown & Wood LLP
                               (contained in Exhibits                6 and 8
                               5.1 and 8.1)